UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 January 9, 2006
                                ----------------

                       REEVES TELECOM LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 South Carolina                     110-9305                      57-0700063
----------------                  -----------                  ----------------
 (State or other                  (Commission                  (I.R.S. Employer
 jurisdiction of                  File Number)                  Identification
incorporation or
  organization)

                       c/o Grace Property Management, Inc.
                               55 Brookville Road
                            Glen Head, New York 11545
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (516) 686-2201
                                                     ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

         On January 9, 2006, Reeves Telecom Limited Partnership issued a press release regarding an unsolicited mini-tender offer. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

        (d) Exhibits.

            99.1 Press Release of Reeves Telecom Limited Partnership, dated January 9, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2006


                                       REEVES TELECOM LIMITED PARTNERSHIP

                                       By: Grace Property Management, Inc.,
                                           its General Partner

                                           /s/ DAVIS P. STOWELL
                                           -------------------------------
                                           Davis P. Stowell, President